UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 23, 2019

The Kraft Heinz Company
(Exact name of registrant as specified in its charter)

Commission File Number: 001-37482

Delaware	46-2078182
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

One PPG Place, Pittsburgh, Pennsylvania 15222
(Address of principal executive offices, including zip code)

(412) 456-5700
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (§230.405 of this chapter) or Rule 12b-2 of the Exchange Act (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.04. Temporary Suspension of Trading Under Registrant's Employee Benefit Plans.
On April 23, 2019, the administrator of the Kraft Heinz Savings Plan and the Kraft Heinz Union Savings Plan (the “Plan”) issued a notice to Plan participants advising participants of a blackout period during which participants will be prohibited from acquiring beneficial ownership of additional interests in The Kraft Heinz Company Stock Fund (the “Stock Fund”) as a result of the inability of The Kraft Heinz Company (the “Company”) to timely file its Annual Report on Form 10-K for fiscal year 2018 under the Securities Exchange Act of 1934, as amended, with the Securities and Exchange Commission.
The blackout period will begin on April 30, 2019, and the Company currently intends that the blackout period will end as soon as reasonably practicable after the Company becomes current in its financial reporting obligations. Fifteen days' advance notice of the blackout period to our executive officers and directors was not possible due to events and circumstances that were beyond our reasonable control. During the blackout period, executive officers will be precluded from moving their existing account balances under the Plan out of the Stock Fund. In addition, during the blackout period, Plan participants will not be permitted to purchase the Company’s common stock normally offered pursuant to the Plan.
Also, during the blackout period, subject to limited exceptions, the Company’s directors and executive officers will be prohibited from, directly or indirectly, purchasing, selling, or otherwise acquiring or transferring shares of the Company’s common stock (including derivative securities pertaining to such shares) acquired in connection with their service as a director or employment as an executive officer of the Company.
A copy of the blackout notice to executive officers and directors, which includes the information specified in Rule 104(b) of Regulation BTR, is attached hereto as Exhibit 99.1 and is incorporated herein by reference. During the blackout period and for a period of two years after the ending date of the blackout period, security holders or other interested persons may obtain, without charge, information about the actual beginning and ending dates of the blackout period by contacting The Kraft Heinz Company, Attention: Rashida La Lande, Senior Vice President, Global General Counsel, Head of CSR and Government Affairs; Corporate Secretary at 200 East Randolph Street, Suite 7600, Chicago, Illinois 60601, or at (412) 456-5700.

Item 9.01. Financial Statements and Exhibits.

(d) The following exhibit is filed with this Current Report on Form 8-K.

Exhibit No.	Description
99.1	Form of Notice of Blackout Period, dated as of April 23, 2019, to directors and executive officers.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Kraft Heinz Company

Date: April 23, 2019	By:	/s/ Rashida La Lande
Rashida La Lande
Senior Vice President, Global General Counsel and Head of CSR and Government Affairs; Corporate Secretary

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